K. OTHER INCOME AND EXPENSE (Tables)	12 Months Ended
Dec. 31, 2013
Other income (expense)
Schedule of other income and expense

Other income and expense consisted of the following as of December 31:

	2013	2012	2011
	(in thousands)
Interest income	$104	$26	$15
Unrealized foreign exchange gain (loss)	(342)	217	(352)
Realized foreign exchange gain (loss)	(70)	(79)	83
Government subsidy income	322	92	77
Other non-operating gain (loss)	4	38	1
Gain (loss) on disposal of assets	8	(37)	(80)
	$26	$257	$(256)